UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2014 (March 12, 2014)

GASTAR EXPLORATION INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35211	38-3531640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

Agreement, Waiver and Amendment No. 3 to Second Amended and Restated Credit Agreement
On March 12, 2014, Gastar Exploration Inc. (NYSE MKT: GST) (formerly known as “Gastar Exploration USA, Inc.”) (the “Company”), together with the parties thereto, entered into the Agreement, Waiver and Amendment No. 3 (“Amendment No. 3”) to the Second Amended and Restated Credit Agreement, dated as of June 7, 2013, among the Company, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and issuing Lender, and the Lenders named therein (the “Revolving Credit Facility”). Amendment No. 3 amended the Revolving Credit Facility to, among other things, (i) permit the Company to exclude current and future subsidiaries that are deemed to be immaterial from becoming guarantors of the Revolving Credit Facility, provided such non-guarantor subsidiaries comply with certain restrictions, (ii) exclude the non-guarantor subsidiaries from the provisions of the negative covenants of the Revolving Credit Facility with respect to mergers and acquisitions, restricted payments, and investments and (iii) exclude the non-guarantor subsidiaries from being included in the calculation of the borrowing base under the Revolving Credit Facility.
A copy of Amendment No. 3 is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference and is hereby filed. The description of Amendment No. 3 in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On March 13, 2014, the Company issued a press release announcing the Company’s financial results for the three and twelve months ended December 31, 2013. A copy of the Company’s press release, dated March 13, 2014, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 2.02, including the press release attached as Exhibit 99.1 and incorporated by reference into this Item 2.02, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified in such filing as being incorporated therein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following is a list of exhibits filed or furnished as part of this Form 8-K:

Exhibit No.        Description of Document

10.1
Agreement, Waiver and Amendment No. 3 to Second Amended and Restated Credit Agreement, dated as of March 12, 2014, among Gastar Exploration Inc. as borrower, Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and issuing Lender, and the Lenders named therein.

99.1	Press release dated March 13, 2014 announcing the Company's financial results for the three and twelve months ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2014	GASTAR EXPLORATION INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.        Description of Document

10.1
Agreement, Waiver and Amendment No. 3 to Second Amended and Restated Credit Agreement, dated as of March 12, 2014, among Gastar Exploration Inc. as borrower, Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and issuing Lender, and the Lenders named therein.

99.1	Press release dated March 13, 2014 announcing the Company's financial results for the three and twelve months ended December 31, 2013.